NET FEE AND COMMISSION INCOME	12 Months Ended
Dec. 31, 2022
Disclosure of fee and commission income (expense) [Abstract]
NET FEE AND COMMISSION INCOME
NOTE 6: NET FEE AND COMMISSION INCOME

	2022 £m	2021 £m	2020 £m
Fee and commission income:
Current accounts	642	634	610
Credit and debit card fees	1,190	878	748
Commercial banking fees	196	284	169
Factoring	79	76	76
Other fees and commissions	245	323	321
Total fee and commission income	2,352	2,195	1,924
Fee and commission expense	(1,101)	(942)	(909)
Net fee and commission income	1,251	1,253	1,015
Fees and commissions which are an integral part of the effective interest rate form part of net interest income shown in note 5. Fees and commissions relating to instruments that are held at fair value through profit or loss are included within net trading income shown in note 7.
In determining the disaggregation of fees and commissions the Group has considered how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors, including those that are impacted by climate-related factors. It has determined that the above disaggregation by product type provides useful information that does not aggregate items that have substantially different characteristics and is not too detailed.
At 31 December 2022, the Group held on its balance sheet £99 million (31 December 2021: £76 million) in respect of services provided to customers and £63 million (31 December 2021: £70 million) in respect of amounts received from customers for services to be provided after the balance sheet date. Current unsatisfied performance obligations amount to £138 million (31 December 2021: £143 million); the Group expects to receive substantially all of this revenue by 2024.
Income recognised during the year included £5 million (2021: £13 million) in respect of amounts included in the contract liability balance at the start of the year and £nil (2021: £nil) in respect of amounts from performance obligations satisfied in previous years.
The most significant performance obligations undertaken by the Group are in respect of current accounts, the provision of other banking services for commercial customers and credit and debit card services.
In respect of current accounts, the Group receives fees for the provision of bank account and transaction services such as ATM services, fund transfers, overdraft facilities and other value-added offerings.
For commercial customers, alongside its provision of current accounts, the Group provides other corporate banking services including factoring and commitments to provide loan financing. Loan commitment fees are included in fees and commissions where the loan is not expected to be drawn down by the customer.
The Group receives interchange and merchant fees, together with fees for overseas use and cash advances, for provision of card services to cardholders and merchants.